UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington D.C. 20549



                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 25, 2003



                      ELIZABETH ARDEN, INC.
      (Exact name of registrant as specified in its charter)


            Florida                  1-6370                   59-0914138
 (State or other jurisdiction     (Commission               (IRS Employer
       of incorporation)          File Number)            Identification No.)



14100 N.W. 60th Avenue, Miami Lakes, Florida                     33014
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:   (305) 818-8000



  ______________________________________________________________
  (Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure.

     This Form 8-K is being filed to report the results of voting at the Annual Meeting of Shareholders of Elizabeth Arden, Inc. (the "Company"), which was held on June 25, 2003, at the Company's executive offices.

     The Company's shareholders (i) re-elected E. Scott Beattie, J. W. Nevil Thomas, Richard C.W. Mauran, Fred Berens, George Dooley and William M. Tatham to one-year terms as directors; (ii) approved an amendment to the Company's 2000 Stock Incentive Plan ("2000 Plan") increasing the amount of shares of common stock available for issuance under the 2000 Plan from 3,000,000 shares to 4,100,000 shares; and (iii) ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company's fiscal year ending January 31, 2004.






                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ELIZABETH ARDEN, INC.


Date:  June 25, 2003                       /s/ Stephen J. Smith
       -------------                       --------------------
                                           Stephen J. Smith
                                           Executive Vice President and
                                           Chief Financial Officer